Exhibit 99.1

                           Immtech International, Inc.

     Certification of Chief Executive Officer and Chief Financial Officer
                       pursuant to 18 U.S.C. Section 1350,
                             as adopted pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002
          -------------------------------------------------------------


            In connection with the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K of Immtech International, Inc. (the "Company") for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Amendment 1 to the Annual Report"), the undersigned, T. Stephen Thompson, President and Chief Executive Officer of the Company, and Gary C. Parks, Treasurer, Secretary and Chief Financial Officer of the Company, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Amendment 1 to the Annual Report on Form 10-K for the fiscal year ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in such Amendment 1 to the Annual Report on Form 10-K for the fiscal year ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ T. Stephen Thompson
                                        ----------------------------------------
                                            T. Stephen Thompson
                                            President and Chief Executive
                                            Officer
                                            October 15, 2003


                                        /s/ Gary C. Parks
                                        ----------------------------------------
                                            Gary C. Parks
                                            Treasurer, Secretary and Chief
                                            Financial Officer
                                            October 15, 2003